UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2023

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AUTOZONE, INC.

(Exact name of registrant as specified in its charter)

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Nevada	1-10714	62-1482048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 South Front Street

Memphis, Tennessee 38103

(Address of Principal Executive Offices) (Zip Code)

(901) 495-6500

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AZO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Shareholders of AutoZone, Inc. (the “Company”) was held December 20, 2023. The final vote results from such meeting are set forth below. Each such proposal is further described in the Proxy Statement, which descriptions are incorporated herein by reference.

Proposal 1. The stockholders elected ten directors, each of whom will hold office until the Annual Meeting of Stockholders to be held in 2024 and until his or her successor is duly elected and qualified. Each director received more votes cast “for” than votes cast “against” his or her election. The tabulation of votes with respect to each nominee for director was as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Michael A. George	14,914,311	101,669	20,759	948,077
Linda A. Goodspeed	14,312,866	703,364	20,509	948,077
Earl G. Graves, Jr.	13,484,669	1,474,042	78,028	948,077
Enderson Guimaraes	14,334,570	679,884	22,285	948,077
Brian P. Hannasch	14,666,670	348,809	21,260	948,077
D. Bryan Jordan	14,148,800	865,408	22,531	948,077
Gale V. King	14,598,228	417,727	20,784	948,077
George R. Mrkonic, Jr.	13,104,494	1,855,019	77,226	948,077
William C. Rhodes, III	13,617,857	1,352,051	66,831	948,077
Jill A. Soltau	14,750,983	263,615	22,141	948,077

Proposal 2. The Company’s stockholders ratified the appointment of Ernst & Young LLP as AutoZone’s independent registered public accounting firm for the 2024 fiscal year. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions
14,766,133	1,197,606	21,077

Proposal 3. The Company’s stockholders approved, on an advisory, non-binding basis, the compensation of AutoZone’s named executive officers. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,797,526	3,211,270	27,943	948,077

Proposal 4. The Company’s stockholders approved, on an advisory, non-binding basis, the frequency of the vote on compensation of AutoZone’s named executive officers. The tabulation of votes on this matter was as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
14,856,280	7,852	152,235	20,372	948,077

Consistent with the majority of votes cast and with the recommendation of the Board, the Company will hold a shareholder advisory vote on the compensation of its named executive officers annually, until the next required vote on the frequency thereof.

Item 8.01. Other Events.

On December 20, 2023, AutoZone, Inc. (the “Company”) issued a press release announcing that the Board of Directors has authorized the repurchase of an additional $2.0 billion of the Company’s common stock in connection with its ongoing share repurchase program.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOZONE, INC.

Date: December 20, 2023	By:	/s/ Jenna M. Bedsole
Jenna M. Bedsole
Senior Vice President, General Counsel & Secretary